As filed with the Securities and Exchange Commission on March 10, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-03758
                                                     ---------

                        MATRIX ADVISORS VALUE FUND, INC.
                        --------------------------------
               (Exact name of registrant as specified in charter)

                747 Third Avenue, 31st Floor, New York, NY 10017
                ------------------------------------------------
              (Address of principal executive offices) (Zip code)


                                  David A. Katz
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                               ------------------
                     (Name and address of agent for service)

                                 1(800) 366-6223
                                 ---------------
               Registrant's telephone number, including area code

                                   Copies to:

                              Christopher J. Tafone
                     Paul, Hastings, Janofsky & Walker, LLP
                              75 East 55th Street,
                            New York, New York 10022

Date of fiscal year end: JUNE 30, 2005
                         -------------

Date of reporting period:  DECEMBER 31, 2004
                           -----------------

ITEM 1. REPORT TO STOCKHOLDERS.


                               SEMI-ANNUAL REPORT



                                     MATRIX
                                    ADVISORS
                                VALUE FUND, INC.



                                DECEMBER 31, 2004



                          747 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10017

                                MATRIX ADVISORS
                                VALUE FUND, INC.

February 15, 2005

Dear Fellow Shareholder:

      I am pleased to enclose our semi-annual report and market commentary concerning the Fund for the period ending December 31st, 2004.

      After a difficult third quarter, the Fund rebounded strongly in the fourth quarter. The Net Asset Value of the Fund ended the quarter at $54.40, an increase of +10.89% for the quarter compared to an increase of +9.23% for the S&P 500. For the calendar year 2004 the Fund increased by +3.90% versus an increase of +10.88% for the S&P 500.

-------------------------------------------------------------------------------------------------------
                                                        ANNUALIZED RETURNS (AS OF 12/31/04)
                                                                                      SINCE INCEPTION**
                                           ONE YEAR      THREE YEAR      FIVE YEAR       (7/1/1996)
                                           --------      ----------      ---------       ----------
RETURNS BEFORE TAXES                         3.90%          5.99%          7.63%            11.66%
RETURN AFTER TAXES
ON DISTRIBUTIONS*                            3.48%          5.76%          7.26%            11.25%
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES*                     2.92%          5.06%          6.46%            10.18%
S&P 500***                                  10.88%          3.58%         -2.30%             8.79%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE
INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES,
WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY
BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END
MAY BE OBTAINED BY VISITING WWW.MATRIXADVISORSVALUEFUND.COM. THE FUND IMPOSES A 1% REDEMPTION FEE ON
SHARES HELD FOR 2 MONTHS OR LESS. Performance figures reflect fee waivers in effect and in the absence of fee waivers, total returns would be lower.

*     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown.

**    Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11,
      1997. Prior to those dates, the Fund was managed by another advisor.

***   The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. This index does not incur expenses and is not available for investment.
-------------------------------------------------------------------------------------------------------

      With the completion of a disappointing 2004, the Fund's five year streak of outperforming the S&P 500 Index has ended. Nevertheless, the Fund has cumulatively outperformed the Index since the stock market began its recovery in 2003, 50.23% versus 42.68%. In addition, the Fund continues to enjoy solid returns over the past 3 and 5 years, both on absolute as well as relative terms.

      In that regard, we are pleased to note that the Fund has been cited as one of the "Money 50," a multi-factored compilation of top mutual funds, in the February 2005 issue of Money magazine.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

      As we begin 2005, we believe that our Fund is very well positioned to have a bounce back year, particularly on a relative basis to the overall market.

      The Fund is the investment vehicle of choice for Matrix partners, staff and our own families. We continue to add to our positions in the Fund, and remain completely confident in and committed to its success.

      We thank all of our shareholders for their trust and confidence in the Fund, and pledge to do our utmost to retain it.


Sincerely,


/s/ David A. Katz
David A. Katz, CFA
Chief Investment Officer


----------
In order to be named to the MONEY 50, a fund must demonstrate the following attributes: below average operating expenses for its category, at least $100 million in assets, low turnover, a consistent investment approach and a history of management integrity.

Mutual fund investing involves risk and loss of principal is possible.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

               CAPITAL MARKETS COMMENTARY AND SEMI-ANNUAL REPORT:
                       4TH QUARTER AND 2004 ANNUAL REVIEW

"EACH TIME I FIND MYSELF FLAT ON MY FACE,
I PICK MYSELF UP AND GET BACK IN THE RACE."

                             - "That's Life" (written and sung by Frank Sinatra)

      The fourth quarter was the much sought tonic that the stock market had been looking for in 2004. Following a highly partisan election season that seemed to last the entire year, the market began to return to the business of valuing companies based on their own fortunes and prospects.

      The result was a rally that might have been widely anticipated, but was nevertheless still much appreciated. The market ended the year in moderately good form, with the major averages approximating the long-term average annual performance of the U.S. stock market.

      For the Matrix Advisors Value Fund, the fourth quarter allowed the Fund to end the year with modestly positive returns, reversing the flat first half of the year and the decidedly negative third quarter.

      Not only was the fourth quarter the jolt that brought the Fund into the black, but it was the jolt that once again produced out-performance. For the first time in 2004, the Fund outperformed the S&P 500 Index. Of course, for the entire year the Fund substantially underperformed the Index, trailing the S&P 500 for the first time in six years.

      Nevertheless, in the past two years of economic and stock market recovery, the Fund has significantly outpaced the market on a cumulative basis.

      The fourth quarter recovery was validation of our conviction that while a great deal of the Fund's portfolio was out of sync with market leadership during the year, the rotation that we at Matrix have been envisioning -toward the largest companies and back towards many of the sectors that we have favored - might be beginning.

THROUGH A GLASS CLEARLY: A LOOK BACK AT OUR PREDICTIONS FOR 2004

      Our predictions for 2004 were less than prescient. At best, it was a mixed scenario of seeing the big picture, but missing some of the more important details.

      We did correctly predict the overall direction of the economy and the stock market, including the likelihood that a better economy would be working on behalf of the President as he sought re-election.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

      However, we missed the resilience of small and mid-cap stocks, which continued to outperform the mega caps. Sector-wise, we correctly predicted a slowdown for tech, but were quite wrong about a renaissance for drug stocks.

      Unfortunately, our most glaring and painful miss was on the relative performance of the Fund to the overall stock market. We had predicted the Fund to be outperforming; obviously, we were wrong.

BATTER UP: OUR FEARLESS FORECAST FOR 2005

      Given our lack of predictive prowess last year, we offer our predictions for 2005 with more than our usual humility. Nevertheless, here we go.

      We envision a "Goldilocks" economy in 2005 - not too hot, not too cold, just right. In this environment, we believe that the market will be able to have its third consecutive positive year. We again look for historical average equity returns in the high single to low double digit range.

      Not to be daunted by previous failure, we reiterate our conviction that the Fund will revert to form and outperform the S&P 500 Index in 2005. We base that conviction on a prediction that was wrong last year, but which we believe is timely for 2005: mega-cap stocks will return to a leadership position in 2005. The dominance of small cap stocks is no longer rooted in fundamental considerations; they are trading on momentum considerations, and that will end.

      We also believe that many of the market leaders of 2004 will experience "financial gravity" in 2005, coming back down to earth, so to speak. We include in this category energy, utility and real estate-related stocks.

      We are amazed that real estate has had the length and strength of the cyclical growth run that it has enjoyed. In what we believe will be a rising interest rate environment in 2005, that strength is likely to abate. We do not look for a national real estate correction, though that will likely occur on a localized level.

FUND PERFORMANCE

      The Fund's portfolio rose on a broad based rally that lifted each of its sectors, and the significant majority of our individual holdings.

      During the fourth quarter, the greatest strength came from our Old Economy, retail and technology holdings, with media names like Comcast, Liberty Media and Walt Disney boasting conspicuous strength. Our retail stocks all performed well, especially our most recent purchase, Ross Stores Inc.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

      There was widespread success in our technology positions as many hard-hit stocks experienced rebounds. While many of these positions were still down for the calendar year, the strength of the fourth quarter hopefully augurs well for 2005 prospects.

      Financial stocks had a positive quarter led by Merrill Lynch and Bank of New York. Even our beleaguered health care sector was positive as strength from Guidant and Wyeth outweighed weakness in the highly visible Merck and Pfizer.

      In the quarter we completed the sale of our Bristol Myers position, and added to our fledgling position in Ross Stores. Bristol Myers was a disappointing investment and was sold because of concerns about its near and mid-term prospects. No new positions were begun in the quarter. However, we did use weakness in a few stocks, notably American International Group, as an opportunity to add to our position.

      As we look into 2005, we reiterate our belief that the Fund will enjoy a year of attractive absolute and relative returns. We believe that our strategy in 2004 was premature more than it was incorrect. We look forward to seeing those themes and convictions play out favorably in 2005.

                                      * * *

      It is our tradition to devote the year-end installment of IDEAS ABOUT INVESTING to a discussion of the lessons to be learned from the previous year. Not surprisingly, this year there are several important ones.

      This is the time of year when many take stock of their lives. It is a time to be especially grateful for the blessings in our lives, and to be forceful and resolved about addressing our challenges and shortfalls.

      As we embark on the journey of a new year we are especially conscious of the many investors with whom we are honored to be associated. We thank all of our investors for your trust and confidence in us, and pledge to do our utmost in 2005 to maintain your faith in us.

      How ever you are beginning your year, we all hope it is one of good health, fulfillment, contentment and success. Best regards.


----------
Please refer to the Schedule of Investments for holdings information. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Please refer to the Shareholder Letter for additional Fund disclosures.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                              IDEAS ABOUT INVESTING
                 A QUARTERLY QUEST FOR INVESTMENT ENLIGHTENMENT

      LOOKING BACK, TAKING STOCK: LESSONS FROM 2004

            While we are happy to see 2004 over and to move on to 2005, we do think it valuable to dwell on the Fund's experiences last year with an eye to greater awareness, understanding, and, hopefully, greater profit in the future.

I.    DON'T BELIEVE EVERYTHING YOU READ IN THE NEWSPAPER

            From the perspective of individual holdings having adverse developments and receiving negative publicity, 2004 was the Fund's "annis horibilis." The list of prominently panned companies includes AIG, Fannie Mae, Pfizer, and, above all, Marsh & McLennan and Merck.

            In this regard a couple of background observations are important. One reason why these companies received the kind of widespread coverage they did was more about who they are rather than what happened. Each of these companies is very prominent; in fact, they are among the very top elite of corporate America.

            In our society, we have a thing for debunking our heroes, and some of this has been at work with the attention paid to these companies.

            However, as investment professionals, we, and people like us, must focus on the reality, the business reality of what transpired in each case, with an eye towards evaluating the continued desirability of remaining an investor in a company.

            This requires two important skills, one negative and one positive. The negative one is not to get caught up in the inevitable hype; the positive one is to unemotionally assess the actual harm to the company that has occurred.

            In this last regard, a strong working knowledge of the business is essential. Understanding the business allows the investor to contextualize the issue and to more realistically analyze the likely impact on the business.

            The next step is to compare that impact to the decline in the stock price. In each of the cases this past year, the punishment did not fit the crime; i.e., the decline in stock price significantly exceeded the appropriate revision to the company's fundamental value based on the news.

            In each case we elected to maintain our position, and in the case of AIG we added to it fairly quickly. Interestingly, the majority of these companies are already moving up from their lows reached during the media evisceration. This means that there is already a reassessment taking place of the appropriateness of the stock reaction.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

            Finally, we would point out that, while there was a particularly large number of headline risk names last year, headline risk is something we have had extensive involvement with. In 2002, when there was the initial Spitzer investigation involving investment banks; Citigroup, Merrill Lynch and Morgan Stanley were frequently being roasted. Accounting scandals very visibly beset the likes of Dollar General, Freddie Mac and Symbol Technologies in 2002-3. In each of these cases, the company rebounded significantly as the problems were addressed, and each has subsequently become a very profitable investment for us.

            From an individual investor's vantage, anyone who sold because of the frenzy locked in a bad outcome, which is already improving. Not giving in to the emotion of the negative coverage was clearly the right thing to do.

II.   NOTHING WORKS ABSOLUTELY ALL THE TIME. BUT THAT DOESN'T MEAN IT DOESN'T
      WORK.

            Investing is the pre-eminent "what have you done for me lately" activity. Each year, all funds literally reset the clock and start all over. It is therefore inevitable that some investors view the most recent results as the acid test for the effectiveness of a fund's investment discipline and the professionals that employ it.

            There is one major fallacy with this perspective. It assumes constant results on the part of the discipline or the investor. Would that life were so predictable!

            No particular investment approach or the fund that employs it will be uniformly or consistently successful in every single year. If there were such a one, it would be the only one ever used, because why would anyone do anything differently?

            While mutual funds are rightfully required to say that past performance is not necessarily indicative of future success, it sure can provide a hint. Especially when the approach is the same and the people calling the shots are the same as in the past.

            Consistency of performance over longer periods of time can provide a great deal of comfort as to the likely future outcome of an investment applied consistently. And judgments as to the efficacy of a discipline should not be limited to short-term snapshots - bad or good.

            Similarly, for investment professionals, a bad year is not proof positive that an approach has failed. If after a bad year a professional threw in the towel, and sought to change the discipline, well, a client should change the professional.

            Proven disciplines are just that. They are proven to work successfully; and as disciplines, there is a method to it all such that, over time, it should work out pretty consistently.

            In a world of randomness and volatility, that's a pretty impressive thing to achieve. When we find it, we ought not be too quick to take it to discount or dismiss it if things have been less than wonderful most recently.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                          EXPENSE EXAMPLE (UNAUDITED)
                          -----------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2004 to December 31, 2004.

      ACTUAL EXPENSES

      The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                                         ACTUAL       HYPOTHETICAL PERFORMANCE
EXPENSE EXAMPLE                       PERFORMANCE    (5% RETURN BEFORE EXPENSES)
--------------------------------------------------------------------------------
Beginning Account Value (07/01/04)       $1,000                $1,000

Ending Account Value (12/31/04)          $1,020                $1,031

Expenses Paid During Period(1)               $5                    $5
--------------------------------------------------------------------------------
(1) Expenses are equal to the Fund's annualized expense ratio 0.99% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                          SECTOR BREAKDOWN(2)
                          ------------------------------------------------------
                          Consumer Durables                                14.2%
                          Consumer Non-durables                             5.9%
                          Energy                                            2.4%
                          Finance                                          28.0%
                          Industrial                                        3.4%
                          Medical                                          18.7%
                          Technology                                       27.4%
                          ------------------------------------------------------
                          Total Investments                               100.0%
                          ======================================================
                          (2)   % of Total Investments as of December 31, 2004.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                          SCHEDULE OF INVESTMENTS          AT DECEMBER 31, 2004
                          -----------------------------------------------------
                          COMMON STOCKS: 99.1% (UNAUDITED)

SECURITY                                      SHARES                   VALUE
-------------------------------------------------------------------------------
ADVERTISING: 1.6%
  Interpublic Group of Companies, Inc.*      345,000               $  4,623,000
                                                                   ------------
BANK (MONEY CENTER): 5.5%
  Citigroup, Inc.                            224,000                 10,792,320
  JP Morgan Chase & Co.                      135,000                  5,266,350
                                                                   ------------
                                                                     16,058,670
                                                                   ------------
BANK (PROCESSING): 3.1%
  Bank of New York Co., Inc.                 275,000                  9,190,500
                                                                   ------------
BANK (SUPER REGIONAL): 3.4%
  Bank of America Corp.                      210,484                  9,890,643
                                                                   ------------
BIOTECHNOLOGY: 4.1%
  Medimmune, Inc.*                           440,000                 11,928,400
                                                                   ------------
BROADCASTING/PROGRAM: 0.9%
  Liberty Media Corp.*                       230,600                  2,531,988
                                                                   ------------
COMPUTERS AND PERIPHERALS: 3.7%
  American Power Conversion Co.              505,000                 10,807,000
                                                                   ------------
DRUG: 8.4%
  Merck & Co.                                153,500                  4,933,490
  Pfizer, Inc.                               355,840                  9,568,538
  Wyeth                                      235,000                 10,008,650
                                                                   ------------
                                                                     24,510,678
                                                                   ------------
DRUGSTORE: 3.2%
  CVS Corp.                                  209,000                  9,419,630
                                                                   ------------
ELECTRICAL EQUIPMENT: 3.4%
  General Electric Co.                       275,000                 10,037,500
                                                                   ------------


THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                          COMMON STOCKS: (UNAUDITED), CONTINUED

SECURITY                                      SHARES                   VALUE
-------------------------------------------------------------------------------
ELECTRONICS: 7.1%
  Symbol Technologies, Inc.                  740,000               $ 12,802,000
  Vishay Intertechnology, Inc.*              533,700                  8,016,174
                                                                   ------------
                                                                     20,818,174
                                                                   ------------
FINANCIAL SERVICES: 1.2%
  American Express Co.                        60,000                  3,382,200
                                                                   ------------
FOOD (DIVERSIFIED): 2.6%
  General Mills, Inc.                        152,900                  7,600,659
                                                                   ------------
INSURANCE (DIVERSIFIED): 5.2%
  American International Group, Inc.         172,500                 11,328,075
  Marsh & McLennan Companies, Inc.           115,000                  3,783,500
                                                                   ------------
                                                                     15,111,575
                                                                   ------------
MEDIA: 2.1%
  Comcast Corp.*                             185,000                  6,075,400
                                                                   ------------
MEDICAL INSTRUMENTS: 2.7%
  Guidant Corp.                              110,000                  7,931,000
                                                                   ------------
MEDICAL SUPPLIES: 3.4%
  Baxter International, Inc.                 288,900                  9,978,606
                                                                   ------------
OIL & GAS SERVICES: 2.4%
  Tidewater, Inc.                            200,000                  7,122,000
                                                                   ------------
RECREATION: 3.0%
  Walt Disney Co.                            320,000                  8,896,000
                                                                   ------------
RETAIL (SPECIAL LINES): 2.7%
  Office Depot, Inc.*                        453,000                  7,864,080
                                                                   ------------
RETAIL STORE: 3.8%
  Gap, Inc.                                  450,000                  9,504,000
  Ross Stores, Inc.                           65,000                  1,876,550
                                                                   ------------
                                                                     11,380,550
                                                                   ------------


THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                          COMMON STOCKS: (UNAUDITED), CONTINUED

SECURITY                                      SHARES                   VALUE
-------------------------------------------------------------------------------
SECURITIES BROKERAGE: 7.7%
  Merrill Lynch & Co.                        176,000               $ 10,519,520
  Morgan Stanley Dean Witter & Co.           217,000                 12,047,840
                                                                   ------------
                                                                     22,567,360
                                                                   ------------
SEMICONDUCTOR: 4.9%
  Adaptec, Inc.*                             712,400                  5,407,116
  Intel Corp.                                385,000                  9,005,150
                                                                   ------------
                                                                     14,412,266
                                                                   ------------
SEMICONDUCTOR (CAPITAL EQUIPMENT): 3.8%
  Novellus Systems, Inc.*                    404,000                 11,267,560
                                                                   ------------
SOFTWARE: 3.6%
  Microsoft Corp.                            400,000                 10,684,000
                                                                   ------------
TELECOMMUNICATIONS (EQUIPMENT): 3.9%
  Lucent Technologies, Inc.*                 500,000                  1,880,000
  Nokia Corp. ADR                            613,000                  9,605,710
                                                                   ------------
                                                                     11,485,710
                                                                   ------------
THRIFT: 1.7%
  Federal Home Loan Mortgage Co.              29,000                  2,137,300
  Federal National Mortgage Association       40,000                  2,848,400
                                                                   ------------
                                                                      4,985,700
                                                                   ------------

                          TOTAL COMMON STOCKS
                          (cost $252,799,603)                       290,560,849
                          -----------------------------------------------------

                          TOTAL INVESTMENTS IN SECURITIES
                          (cost $252,799,603):            99.1%    $290,560,849
                          Other Assets less Liabilities:   0.9%       2,749,186
                          -----------------------------------------------------
                          NET ASSETS:                    100.0%    $293,310,035
                          =====================================================

*     Non-income producing security.


THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                          STATEMENT OF ASSETS
                          AND LIABILITIES (UNAUDITED)         DECEMBER 31, 2004
                          -----------------------------------------------------
                          ASSETS

Investments in securities, at value:
  Common stocks (cost $252,799,603) .............................  $290,560,849
Receivables:
  Securities sold ...............................................     4,025,793
  Fund shares sold ..............................................       242,185
  Dividends and interest ........................................       393,346
Prepaid expenses and other assets ...............................        17,257
                          -----------------------------------------------------
                          TOTAL ASSETS                              295,239,430
                          -----------------------------------------------------
                          LIABILITIES

Cash overdraft ..................................................     1,208,525
Payables:
  Fund shares redeemed ..........................................       479,436
  Advisory fees .................................................       178,171
  Administration fees ...........................................        29,184
  Fund Accounting fees ..........................................         8,440
  Custodian fees ................................................         7,469
  Transfer agent fees ...........................................           947
Accrued expenses ................................................        17,223
                          -----------------------------------------------------
                          TOTAL LIABILITIES                           1,929,395
                          -----------------------------------------------------
                          NET ASSETS                               $293,310,035
                          =====================================================
                          COMPOSITION OF NET ASSETS
Paid-in capital .................................................  $253,575,496
Undistributed net investment income .............................       388,460
Accumulated net realized gain on investments ....................     1,584,833
Net unrealized appreciation on investments ......................    37,761,246
                          -----------------------------------------------------
                          NET ASSETS                               $293,310,035
                          =====================================================
Number of shares, $0.01 par value, issued
  and outstanding (unlimited shares authorized) .................     5,391,235
                          =====================================================
                          NET ASSET VALUE PER SHARE                $      54.40
                          =====================================================


THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                          STATEMENT OF OPERATIONS                  FOR THE
                                                               SIX MONTHS ENDED
                          (UNAUDITED)                         DECEMBER 31, 2004
                          -----------------------------------------------------
                          INVESTMENT INCOME

Income
Dividend income (Net of foreign tax withheld of $32) ............  $  3,412,742
Interest income .................................................         7,492
                          -----------------------------------------------------
                          TOTAL INCOME                                3,420,234
                          -----------------------------------------------------
                          EXPENSES
Advisory fees ...................................................     1,466,289
Administration fees .............................................       171,834
Transfer agent fees .............................................        40,608
Custodian fees ..................................................        29,911
Fund Accounting fees ............................................        28,481
Miscellaneous fees ..............................................        26,702
Reports to shareholders .........................................        25,962
Registration fees ...............................................        21,455
Legal fees ......................................................        12,278
Directors fees ..................................................         9,553
Audit fees ......................................................         7,732
                          -----------------------------------------------------
                          TOTAL EXPENSES                              1,840,805
                          LESS: Advisory fees waived                   (389,179)
                          -----------------------------------------------------
                          NET EXPENSES                                1,451,626
                          -----------------------------------------------------
                          NET INVESTMENT INCOME                       1,968,608
                          -----------------------------------------------------
                          REALIZED AND UNREALIZED GAIN
                          ON INVESTMENTS
Net realized gain from security transactions ....................     1,584,860
Net change in unrealized
  appreciation on investments ...................................     4,164,255
                          -----------------------------------------------------
Net realized and unrealized
  gain on investments ...........................................     5,749,115
                          -----------------------------------------------------
                          NET INCREASE IN NET ASSETS
                          RESULTING FROM OPERATIONS                $  7,717,723
                          =====================================================


THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                          STATEMENT OF CHANGES IN NET ASSETS
                          -----------------------------------------------------
                                                 SIX MONTHS            YEAR
                                                    ENDED              ENDED
                                                 DECEMBER 31,        JUNE 30,
                                                    2004#              2004
                          -----------------------------------------------------
                          INCREASE (DECREASE)
                          IN NET ASSETS FROM:
                          OPERATIONS
Net investment income .......................   $  1,968,608       $  1,136,543
Net realized gain on investments ............      1,584,860          9,010,285
Net change in unrealized appreciation of
  investments ...............................      4,164,255         21,569,634
                          -----------------------------------------------------
                          NET INCREASE
                          IN NET ASSETS
                          RESULTING FROM
                          OPERATIONS               7,717,723         31,716,462
                          -----------------------------------------------------
                          DISTRIBUTIONS TO
                          SHAREHOLDERS
Net investment income .......................     (2,332,422)          (768,328)
Realized gain on investments ................     (4,469,059)                --
                          -----------------------------------------------------
                          TOTAL
                          DISTRIBUTIONS
                          TO SHAREHOLDERS         (6,801,481)          (768,328)
                          -----------------------------------------------------
                          CAPITAL SHARE
                          TRANSACTIONS:
Proceeds from shares sold ...................     40,757,710        251,014,702
Proceeds from reinvestment of distribution ..      6,594,731            719,681
Cost of shares redeemed .....................    (70,865,742)       (73,905,247)
Redemption fees .............................          6,652             47,404
                          -----------------------------------------------------
                          NET INCREASE
                          (DECREASE) FROM
                          CAPITAL SHARE
                          TRANSACTIONS           (23,506,649)       177,876,540
                          -----------------------------------------------------
                          TOTAL INCREASE
                          (DECREASE)
                          IN NET ASSETS          (22,590,407)       208,824,674
                          -----------------------------------------------------


THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                          STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                          -----------------------------------------------------
                                                 SIX MONTHS            YEAR
                                                    ENDED              ENDED
                                                 DECEMBER 31,        JUNE 30,
                                                    2004#              2004
                          -----------------------------------------------------
                          NET ASSETS
Beginning of period .........................   $315,900,442       $107,075,768
                          -----------------------------------------------------
                          END OF PERIOD         $293,310,035       $315,900,442
                          =====================================================
                          UNDISTRIBUTED NET
                          INVESTMENT INCOME     $    388,460       $  5,221,306
                          =====================================================
                          CHANGE IN SHARES
Shares sold .................................        802,466          4,847,619
Shares issued on reinvestment
  of distributions ..........................        125,351             14,356
Shares redeemed .............................     (1,384,863)        (1,425,744)
                          -----------------------------------------------------
                          NET INCREASE
                          (DECREASE)                (457,046)         3,436,231
                          =====================================================

----------
# Unaudited.


THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                          NOTES TO
                          FINANCIAL STATEMENTS (UNAUDITED)
                          NOTE 1 -ORGANIZATION
                          -----------------------------------------------------

Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

                          NOTE 2 -
                          SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation.

Portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked price. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect the security's fair value. All other assets of the Fund are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.

B. Shares Valuation.

The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's net asset value per share. The Fund will assess a 1.00% fee on redemptions of Fund shares purchased and held for two months or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

C. Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

D. Portfolio Transactions.

Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

E. Use of Estimates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F. Other.

Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

G. Reclassification of Capital Accounts.

Accounting principles generally accepted in the United States of America require that components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2004, undistributed capital gains were decreased by $4,469,032 and undistributed net investment income was increased by $4,469,032.

H. Indemnification Obligations.

Under the Fund's organizational documents, its current and former officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

                          NOTE 3 -
                          COMMITMENTS AND OTHER
                          RELATED PARTY TRANSACTIONS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's total annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund's average daily net assets. For the six months ended December 31, 2004, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. Matrix voluntarily waived $389,179. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years.

This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At December 31, 2004, the cumulative amount available for reimbursement that has been paid and/or waived is $1,436,276. The advisor may recapture a portion of this amount no later than the dates stated below:

                                    JUNE 30,
--------------------------------------------------------------------------------
      2005                2006                2007                2008
--------------------------------------------------------------------------------
    $194,643            $245,044            $607,410            $389,179
--------------------------------------------------------------------------------

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee from the Fund based on the greater of an annual minimum $25,000 or the annual rate of:

                  0.15% of first $100 million of average daily net assets 0.10% of next $100 million of average daily net assets

                          NOTE 4 -
                          INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2004, are as follows:

                           PURCHASES                SALES
                          ----------------------------------
Common Stock              $14,110,741            $41,841,506

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                          NOTE 5 -
                          DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

        COST OF INVESTMENTS FOR TAX PURPOSES .............  $252,799,603
                                                            ============
        Gross tax unrealized appreciation ................    46,306,961
        Gross tax unrealized depreciation ................    (8,545,715)
                                                            ------------
        Net tax unrealized appreciation on investments ...    37,761,246
                                                            ------------
        UNDISTRIBUTED ORDINARY INCOME ....................  $    388,460
                                                            ============

                          NOTE 6 -
                          PROXY VOTING PROCEDURES

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures without charge (i) by calling a toll-free, 1-800-366-6223; or (ii) on the SEC's website at http://www.sec.gov.

                          NOTE 7 -
                          FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.


THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                          NOTE 8 -
                          DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

                                                                                          NUMBER
                                                                                       OF PORTFOLIOS
                                                                 PRINCIPAL                IN FUND              OTHER
        NAME,             POSITION(S)                          OCCUPATION(S)              COMPLEX          DIRECTORSHIPS
      ADDRESS,           HELD WITH THE      DATE                DURING THE               OVERSEEN             HELD BY
      AND AGE             CORPORATION     ELECTED+             PAST 5 YEARS             BY DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------------
David A. Katz, CFA       President,         1997       Mr. Katz is President and              1                None
747 Third Avenue         Treasurer and                 Chief Investment Officer of
New York, NY 10017       Director                      Matrix Asset Advisors, the
(42)                                                   Fund's Advisor, and portfolio
                                                       manager of the Fund. He
                                                       has been associated with the
                                                       Advisor and its predecessor
                                                       since its founding in 1986.

Douglas S. Altabef       Executive          2000       Mr. Altabef is the Senior             N/A                N/A
747 Third Avenue         Vice President                Managing Director of Matrix
New York, NY 10017       and Secretary                 Asset Advisors, the Fund's
(53)                                                   Advisor. He has been associ-
                                                       ated with the Advisor since
                                                       1996. From 1993 to 1996,
                                                       he was President and Chief
                                                       Executive Officer of Varsity
                                                       Recreational Holdings.

Steven G. Roukis, CFA    Senior Vice        2000       Mr. Roukis is Senior Vice             N/A                N/A
747 Third Avenue         President                     President-Equity Research of
New York, NY 10017                                     Matrix Asset Advisors, the
(37)                                                   Fund's Advisor. He has been
                                                       associated with the Advisor
                                                       since 1994.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                                                                                          NUMBER
                                                                                       OF PORTFOLIOS
                                                                 PRINCIPAL                IN FUND              OTHER
        NAME,             POSITION(S)                          OCCUPATION(S)              COMPLEX          DIRECTORSHIPS
      ADDRESS,           HELD WITH THE      DATE                DURING THE               OVERSEEN             HELD BY
      AND AGE             CORPORATION     ELECTED+             PAST 5 YEARS             BY DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------------
Robert M. Rosencrans*    Director           1985       Mr. Rosencrans has been               1                 None
747 Third Avenue                                       President of Columbia
New York, NY 10017                                     International, Inc. since
(77)                                                   1984. From 1962 to 1984
                                                       he was President and Chief
                                                       Executive Officer of United
                                                       Artists Cablesystems
                                                       Corporation.

T. Michael Tucker*       Chairman           1997       Mr. Tucker is the owner of T.         1                 None
747 Third Avenue         and Director                  Michael Tucker, a certified
New York, NY 10017                                     public accounting firm which
(62)                                                   he established in 1977.

Larry D. Kieszek*        Director           1997       Mr. Kieszek is Managing               1                 None
747 Third Avenue                                       partner of Purvis, Gray &
New York, NY 10017                                     Company, a certified public
(54)                                                   accounting firm with which
                                                       he has been associated since
                                                       1974.

----------
*     Not an "interested person", as that is defined by the 1940 Act.
+ Directors and officers of the Fund serve until their resignation, removal or retirement.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                          FINANCIAL HIGHLIGHTS
                          FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                          ------------------------------------------------------

                                                     SIX MONTHS
                                                        ENDED                           YEARS ENDED JUNE 30,
                                                     DECEMBER 31,  --------------------------------------------------------------
                                                        2004#         2004         2003         2002         2001         2000
                                                     ----------------------------------------------------------------------------
Net asset value, beginning of year ................   $  54.02      $  44.39     $  41.14     $  45.79     $  43.49     $  38.40
                                                      --------------------------------------------------------------------------
Income from investment operations:
  Net investment income ...........................      (0.40)         0.94         0.14         0.09         0.20         0.11
  Net realized and unrealized
    gain (loss) on investments ....................       2.01          8.89         3.32        (3.59)        3.03         5.30
                                                      --------------------------------------------------------------------------
Total from investment operations ..................       1.61          9.83         3.46        (3.50)        3.23         5.41
                                                      --------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income ............      (0.42)        (0.21)       (0.08)       (0.15)       (0.15)        0.00
  Distributions from realized gains ...............      (0.81)         0.00        (0.14)       (1.03)       (0.78)       (0.32)
                                                      --------------------------------------------------------------------------
Total distributions ...............................      (1.23)        (0.21)       (0.22)       (1.18)       (0.93)       (0.32)
                                                      --------------------------------------------------------------------------
Paid-in capital from redemption fees (Note 2) .....         --          0.01         0.01         0.03           --           --
                                                      --------------------------------------------------------------------------
Net asset value, end of period ....................   $  54.40      $  54.02     $  44.39     $  41.14     $  45.79     $  43.49
                                                      ==========================================================================
Total return ......................................       3.07%+       22.21%        8.52%       (7.87%)       7.50%       14.18%
Ratios/supplemental data:
Net assets, end of period (millions) ..............   $  293.3      $  315.9     $  107.1     $   60.9     $   42.6     $   18.1
Ratio of operating expenses to
  average net assets:
  Before expense reimbursement ....................       1.25%*        1.26%        1.33%        1.37%        1.37%        1.65%
  After expense reimbursement .....................       0.99%*        0.99%        0.99%        0.99%        0.99%        0.99%
Ratio of net investment income
  (loss) to average net assets:
  Before expense reimbursement ....................       1.08%*        0.24%        0.20%       (0.09%)       0.22%       (0.35%)
  After expense reimbursement .....................       1.34%*        0.51%        0.54%        0.29%        0.60%        0.31%
  Portfolio turnover rate .........................          5%+          17%          30%          51%          55%          40%

----------
#     Unaudited.
*     Annualized.
+     Not Annualized.


THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                               BOARD OF DIRECTORS
                               David A. Katz, CFA
                                Larry D. Kieszek
                              Robert M. Rosencrans
                                T. Michael Tucker

                                        o

                               INVESTMENT ADVISOR
                           Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 (800) 366-6223

                                        o

                                    CUSTODIAN
                                 U.S. Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                        o

                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                        o

                                  ADMINISTRATOR
                         U.S. Bancorp Fund Services, LLC
                        2020 East Financial Way, Ste. 100
                               Glendora, CA 91741

                                        o

                             INDEPENDENT ACCOUNTANTS
                              Tait, Weller & Baker
                          1818 Market Street, Ste. 2400
                             Philadelphia, PA 19103

                                        o

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                            Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's President and Treasurer has concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

(a)(1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Incorporate by reference to previous Form N-CSR filing.

   (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

   (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(b) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      (Registrant) MATRIX ADVISORS VALUE FUND, INC.


      By (Signature and Title) /s/ David A. Katz
                               -------------------------------------------------
                                   David A. Katz, President

      Date  March 9, 2005
           --------------------------------------------------------------------

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By (Signature and Title) /s/ David A. Katz
                               -------------------------------------------------
                                   David A. Katz, President/Treasurer

      Date  March 9, 2005
           ---------------------------------------------------------------------